EXHIBIT 10.1
SECOND AMENDMENT TO CREDIT AGREEMENT
AND MODIFICATION OF MORTGAGE
     This SECOND AMENDMENT TO CREDIT AGREEMENT AND MODIFICATION OF MORTGAGE (the “Amendment”) is executed on November 24, 2010, by and among EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation, with a place of business at 1806 Farmington Avenue, Farmington, Connecticut 06032, GROS-ITE INDUSTRIES, INC., a Connecticut corporation, with a place of business at 1806 Farmington Avenue, Farmington, Connecticut 06032, and APEX MACHINE TOOL COMPANY, INC., a Connecticut corporation, with a place of business at 1806 Farmington Avenue, Farmington, Connecticut 06032 (collectively, the “Borrower”), and TD BANK, N.A., a national banking association with an office located at 102 West Main Street, New Britain, Connecticut 06050-0174 (“Bank”).
WITNESSETH:
     WHEREAS, Borrower and Bank entered into a Credit Agreement dated as of May 27, 2009, as amended by that certain First Amendment to Credit Agreement and Modification of Mortgage (the “First Amendment”) by and between Borrower and Bank and dated July 21, 2010 (as further amended and in effect from time to time, the “Credit Agreement”), pursuant to which the Bank may make advances and extend other financial accommodations to the Borrower; and
     WHEREAS, the obligations of Borrower to Bank under the Credit Agreement are secured by, inter alia, that certain Open-End Mortgage Deed and Security Agreement dated May 27, 2009 and executed by EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation (the “Mortgagor”), with a place of business at 1806 Farmington Avenue, Farmington, Connecticut 06032 to and for the benefit of Bank (as amended and in effect from time to time, the “Mortgage), encumbering certain real property located in Newington, Connecticut more particularly described in Exhibit A of the Mortgage (the “Property”), which Mortgage was recorded on the Newington, Connecticut land records on May 29, 2009 in Book 2002, at Page 405; and
     WHEREAS, the Mortgage was modified pursuant to the First Amendment, which First Amendment was recorded on the Newington, Connecticut Land Records in Book 2037, at Page 719; and
     WHEREAS, Bank and Borrower desire to amend the Credit Agreement and Mortgage in certain respects; and
     WHEREAS, Section 13.10. of the Credit Agreement provides that no modification or amendment of the Credit Agreement shall be effective unless the same shall be in writing and signed by the parties thereto; and
     NOW, THEREFORE, in consideration of one dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Bank and Borrower agree as follows:

     1. Defined Terms. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.
     2. Amendment of Credit Agreement. Bank and Borrower hereby agree to amend the Credit Agreement as follows:
          (a) Section 1 of the Credit Agreement, entitled “Definitions” is hereby amended by adding or amending and restating, as applicable, the following terms:
“Revolving Credit Commitment Amount” means TEN MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($10,500,000.00) or any lesser amount, including zero (0), resulting from a reduction or termination of such amount in accordance with Section 2.1.7. or Section 12.1.
“Security Value of Inventory” means, as of any date as of which the amount thereof shall be determined, the lesser of (i) fifty percent (50%) (or such lesser percentage as Bank may determine from time to time in its reasonable credit judgment) of Borrower’s Eligible Inventory as of the date of determination valued on a first in first out basis at the lower of cost or market value into, or (ii) FOUR MILLION AND 00/100 DOLLARS ($4,000,000.00).
          (b) The Credit Agreement is hereby amended by adding a new Section 7.1.9 thereto, as follows:
Section 7.1.9. No later than fifteen (15) days after the end of each calendar month, (i) a backlog report, and (ii) an executive inventory summary report, each to be prepared in form and substance acceptable to Bank.
          (c) Exhibit B of the Credit Agreement, entitled “Revolving Credit Note” is hereby deleted in its entirety and replaced with Exhibit B, attached hereto.
     3. Amendment of Mortgage. Bank and Mortgagor hereby agree to amend the Mortgage as follows:
          (a) The first (1st) “WHEREAS” clause on the first (1st) page of the Mortgage is hereby deleted in its entirety and replaced with the following:
WHEREAS, pursuant to a Credit Agreement of even date herewith by and among Borrower, EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation, with a place of business at 1806 Farmington Avenue, Farmington, Connecticut 06032, GROS-ITE INDUSTRIES, INC., a Connecticut corporation, with a place of business at 1806 Farmington Avenue, Farmington, Connecticut 06032, APEX MACHINE TOOL COMPANY, INC., a Connecticut corporation, with a place of business at 1806 Farmington Avenue, Farmington, Connecticut 06032 (collectively with Borrower, the “Credit Parties”) and Bank (the “Credit Agreement”), the Bank has made, inter alia, (i) a Mortgage Loan in the amount of

TWO MILLION SIX HUNDRED FORTY THOUSAND AND 00/100 DOLLARS ($2,640,000.00) (the “Mortgage Loan”), which Mortgage Loan is evidenced by a certain Mortgage Note of even date herewith in the original amount of TWO MILLION SIX HUNDRED FORTY THOUSAND AND 00/100 DOLLARS ($2,640,000.00) (the “Mortgage Note”), a copy of which is attached hereto as Exhibit B and made a part hereof, (ii) a Term Loan in the amount of FOUR MILLION THREE HUNDRED SIXTY THOUSAND AND 00/100 DOLLARS ($4,360,000.00) (the “Term Loan”), which Term Loan is evidenced by a certain Term Note of even date herewith in the original amount of FOUR MILLION THREE HUNDRED SIXTY THOUSAND AND 00/100 DOLLARS ($4,360,000.00) (the “Term Note”), a copy of which is attached hereto as Exhibit C and made a part hereof, (iii) a Revolving Loan in the amount of TEN MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($10,500,000.00) (the “Revolving Loan”), which Revolving Loan is evidenced by a certain Amended and Restated Revolving Credit Note dated November 24, 2010 in the original amount of TEN MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($10,500,000.00) (the “Revolving Credit Note”), a copy of which is attached hereto as Exhibit D and made a part hereof, and (iv) a Second Term Loan in the amount of TWO MILLION TWO HUNDRED FORTY THREE THOUSAND FOUR HUNDRED FOURTEEN AND 00/100 DOLLARS ($2,243,414.00) (the “Second Term Loan”, together with the Revolving Credit Loan, the Mortgage Loan and the Term Loan, collectively, the “Loan”), which Second Term Loan is evidenced by a certain Second Term Note dated July 21, 2010 in the original amount of TWO MILLION TWO HUNDRED FORTY THREE THOUSAND FOUR HUNDRED FOURTEEN AND 00/100 DOLLARS ($2,243,414.00) (the “Second Term Note”, together with the Revolving Credit Note, the Mortgage Note and the Term Note, collectively, the “Note”), a copy of which is attached hereto as Exhibit I and made a part hereof; and
          (b) Exhibit D of the Mortgage, entitled “Revolving Credit Note” is hereby deleted in its entirety and replaced with Exhibit D, attached hereto.
     4. Effect of Amendment. Bank and Borrower hereby agree and acknowledge that the Credit Agreement and the Mortgage each remains in full force and effect and, except as provided in this Amendment, each such document has not been modified or amended in any respect, it being the intention of Bank and Borrower that this Amendment and, as applicable, the Credit Agreement and the Mortgage be read, construed and interpreted as one and the same instrument.
     5. Ratification of Other Documents. This Amendment is hereby incorporated into and made a part of the Credit Agreement, Mortgage and all Other Documents respectively, the terms and provisions of which, except to the extent modified by this Amendment are each ratified and confirmed and continue unchanged in full force and effect. Any reference to the Credit Agreement and all Other Documents respectively in this or any other instrument, document or agreement related thereto or executed in connection therewith shall mean the Credit Agreement and all Other Documents respectively as amended by this Amendment. As security for the payment of the Obligations, and satisfaction by Borrower of all covenants and undertakings contained in the Credit Agreement, Borrower hereby confirms its prior grant to Bank of a continuing first lien on and security interest in, upon and to all of Borrower’s now owned or hereafter acquired, created or arising Collateral as described in the Credit Agreement.
     6. Ratification of Mortgage. In confirmation of the hereinabove, Mortgagor hereby grants and conveys to the Bank, with MORTGAGE COVENANTS, the Property; to have and to hold the Property unto the Bank, its successors and assigns, forever in accordance with the Mortgage and Other Documents, such that if such sums due thereunder shall be paid and all other obligations of Borrower under the Other Documents shall be fully kept and performed, then the Mortgage, as modified herein, shall be null and void; otherwise to remain in full force and effect.
     7. Representations and Warranties. Borrower warrants and represents to Bank that:
          (a) Prior Representations. By execution of this Amendment, Borrower reconfirms all warranties and representations made to Bank under the Credit Agreement and the Other Documents respectively and restate such warranties and representations as of the date hereof, all of which shall be deemed continuing until all of the obligations due to Bank are indefeasibly paid and satisfied in full.
          (b) Authorization. The execution and delivery by Borrower of this Amendment and the performance by Borrower of the transactions herein contemplated (i) are and will be within its powers, (ii) have been duly authorized by all necessary action on behalf of Borrower and (iii) are not and will not be in contravention of any order of court or other agency of government, of law or of any indenture, agreement or undertaking to which Borrower is a party or by which the property of Borrower is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking, or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of the Borrower.
          (c) Valid, Binding and Enforceable. This Amendment and any assignment or other instrument, document or agreement executed and delivered in connection herewith, will be valid, binding and enforceable in accordance with their respective terms.
          (d) No Default. No Default or Event of Default exists after giving effect to this Amendment.
     8. Confirmation of Other Documents. Borrower hereby agrees, notwithstanding the amendment of the Credit Agreement and the Mortgage, that the Other Documents and its agreements, covenants, obligations, representations and warranties thereunder and therein are hereby expressly ratified, confirmed, and restated.
     9. Effectiveness Conditions. This Amendment shall become effective upon the following:
(a) Execution and delivery by Borrower of this Amendment to Bank;

(b) Payment by Borrower of all of Bank’s reasonable legal and other fees, commissions, costs, charges, taxes and other expenses incurred by Bank in connection with the preparation, execution and delivery of this Amendment and the fees and disbursements of Bank’s counsel and all recording fees;
(c) Delivery of authorizing resolutions on behalf of Borrower; and
(d) Delivery other items as Bank shall request.
     10. Releases.
          (a) Borrower hereby knowingly and, after receiving advice of counsel, acknowledge and agree that each does not now have or know of any basis for any claim in tort, contract or otherwise against Bank, its officers, directors, agents or employees (collectively, “Bank Affiliates”) for breach of the Credit Agreement, the Other Documents or any other document which may arise out of the relationship between Borrower, Borrower and Bank or any of the Bank Affiliates.
          (b) Borrower does hereby absolutely and unconditionally release and discharge the Bank Affiliates from any and all claims, causes of action, losses, damages or expenses related to the Credit Agreement, the Other Documents or any of the documents or instruments executed and delivered in connection with the same or otherwise arising out of the debtor-creditor relationship between Borrower and Bank or any of the Bank Affiliates or which Borrower may have against the Bank Affiliates under the Credit Agreement, the Other Documents or any of the documents or instruments executed and delivered in connection with the same or otherwise arising out of the debtor-creditor relationship between Borrower and Bank or any of the Bank Affiliates, which includes the execution and delivery of this Amendment and the documents and instruments executed and delivered in connection herewith.
     11. Governing Law. THIS AMENDMENT, AND ALL RELATED AGREEMENTS AND DOCUMENTS, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS SET FORTH IN SECTION 13.8 OF THE AGREEMENT. THE PROVISIONS OF THIS AMENDMENT AND ALL OTHER AGREEMENTS AND DOCUMENTS REFERRED TO HEREIN ARE TO BE DEEMED SEVERABLE, AND THE INVALIDITY OR UNENFORCEABILITY OF ANY PROVISION SHALL NOT AFFECT OR IMPAIR THE REMAINING PROVISIONS WHICH SHALL CONTINUE IN FULL FORCE AND EFFECT.
     12. Modification. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed by Borrower and Bank.
     13. Duplicate Originals: Two or more duplicate originals of this Amendment may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

     14. Waiver of Jury Trial: BORROWER AND BANK EACH HEREBY WAIVE ANY AND ALL RIGHTS IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION, PROCEEDING OR COUNTERCLAIM ARISING WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO OR UNDER THE OTHER DOCUMENTS OR WITH RESPECT TO ANY CLAIMS ARISING OUT OF ANY DISCUSSIONS, NEGOTIATIONS OR COMMUNICATIONS INVOLVING OR RELATED TO ANY PROPOSED RENEWAL, EXTENSION, AMENDMENT, MODIFICATION, RESTRUCTURE, FORBEARANCE, WORKOUT, OR ENFORCEMENT OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS.
     15. Benefit. This Amendment shall inure to the benefit of and bind the parties hereto and their respective successors and assigns.
     16. Counterparts. This Amendment may be signed in any number of counterparts with the same effect as if the signatures hereto and thereto were upon one and the same instrument.
     17. Field Audit. Notwithstanding any provision of the Credit Agreement to the contrary, including, without limitation, Section 7.6 thereof, no later that the date which is three (3) calendar months from the date hereof, Bank may, in its sole discretion, conduct a field audit (the “Audit”) of Borrower’s assets. The Audit shall be conducted at Borrower’s expense at Bank’s then current rate, plus expenses. Any charges and expenses relating to the Audit shall be directly debited by Bank from the Loan Account. The Audit shall not in any way affect the number of inspections that Bank is permitted to conduct pursuant to Section 7.6 of the Credit Agreement.
[remainder of page intentionally left blank; signature page follows]

[signature page to Second Amendment to Credit Agreement and Modification of Mortgage]
     IN WITNESS WHEREOF, Bank and Borrower have executed this Amendment as of the date first above written.

WITNESSETH:	TD BANK, N.A.
/s/ Kathy Puskarz	By:	/s/ John E. Cookley
John E. Cookley
Its Senior Vice President
/s/ Donna Gagnon		Duly Authorized

EDAC TECHNOLOGIES CORPORATION
/s/ Kathy Puskarz	By:	/s/ Glenn L. Purple
		Name:	Glenn L. Purple
Its V.P. — Finance
/s/ Donna Gagnon		Duly Authorized

GROS-ITE INDUSTRIES, INC.
/s/ Kathy Puskarz	By:	/s/ Glenn L. Purple
		Name:	Glenn L. Purple
Its Secretary
/s/ Donna Gagnon		Duly Authorized

APEX MACHINE TOOL COMPANY, INC.
/s/ Kathy Puskarz	By:	/s/ Glenn L. Purple
		Name:	Glenn L. Purple
Its Secretary
/s/ Donna Gagnon		Duly Authorized